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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K


                                CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  July 31, 1998



                              DAMES & MOORE GROUP
            (Exact name of registrant as specified in its charter)


                        COMMISSION FILE NUMBER 1-11075

                 DELAWARE                               95-4316617
         (State of incorporation)         (I.R.S. Employer Identification No.)

     911 WILSHIRE BOULEVARD, SUITE 700
          LOS ANGELES, CALIFORNIA                         90017
 (Address of principal executive offices)              (Zip Code)

                                 (213) 996-2200
             (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 31, 1998, Dames & Moore Group (the "Company"), acquired all of the membership interests of Radian International LLC ("Radian") from its members, Dow Environmental, Inc. and TCM Technologies, Inc., both of which are wholly owned subsidiaries of The Dow Chemical Company, as announced in press releases dated June 24, 1998 and August 3, 1998, which press releases are filed herewith as Exhibits 99.1 and 99.2 and incorporated herein by this reference.

The purchase price of $117 million in cash is subject to a post-closing adjustment and was determined through arms length negotiations between the parties and their representatives. There were no material relationships between such persons and the Company, or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

The funding of this acquisition resulted in the early extinguishment of the Company's Senior Notes and certain bank lines of credit. Financing to extinguish these obligations and finance this acquisition were provided by Canadian Imperial Bank of Commerce and CIBC, Inc. A term loan of $265,000,000 has been funded and a revolving commitment of $75,000,000 is in place. Both loans are secured by the Company's assets. Interest is payable quarterly, and is charged under several options, including the bank's base rate or at LIBOR plus a spread, at the Company's option. The term loan requires quarterly principal payments commencing June 30, 1999 with the unpaid balance due in full on June 30, 2004. The revolving commitment also matures on June 30, 2004.

Radian is a multinational engineering, consulting and construction firm whose assets consist of receivables, property and equipment, other assets and inventory. The Company intends to continue to operate the business of Radian, utilizing such assets.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS


(a)  Financial Statements of Businesses Acquired

     The financial statements required to be filed for Radian International LLC, are not included herein, they will be filed as an amendment to this Form 8-K under cover of Form 8-K/A as soon as practical, but not later than 60 days after this Form 8-K must be filed.

(b)  Pro Forma Financial Information

     The unaudited pro forma financial information of Dames & Moore Group and Radian International LLC are not included herein, they will be filed as an amendment to this Form 8-K under cover of Form 8-K/A as soon as practical, but not later than 60 days after this Form 8-K must be filed.

(c)  Exhibits:

     2.1 Equity Purchase Agreement by and among Dow Environmental, Inc., TCM Technologies, Inc. and Radian Acquisition Corp. dated as of June 23, 1998 (incorporated herein by reference to Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q [File No. 1-11075] for the quarter ended June 26, 1998).

     4.1 Credit Agreement among Dames & Moore Group, as Borrower, The Several Lenders from Time to Time Parties Hereto and Canadian Imperial Bank of Commerce, as Administrative Agent, dated as of July 31, 1998.

     99.1 Press Release dated June 24, 1998

     99.2 Press Release dated August 3, 1998


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             DAMES & MOORE GROUP


Date:     August 14, 1998                    MARK A. SNELL
                                             -----------------------------
                                             Mark A. Snell
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)



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